                                                                    EXHIBIT 25.1

                                    FORM T-1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

            New York                                    13-5160382
     (State of incorporation                        (I.R.S. employer
     if not a national bank)                        Identification No.)


  One Wall Street, New York, N.Y.                           10286
  (Address of principal executive offices)                (Zip Code)


                                 Radio One, Inc.
            (Exact name of each obligor as specified in its charter)


            Delaware                                    52-1166660
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                 Identification No.)

  5900 Princess Garden Parkway, 7th Floor
                Lanham, MD                        20706-2969
  (Address of principal executive offices)        (Zip Code)

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                             Radio One Licenses, LLC
            (Exact name of each obligor as specified in its charter)

                Delaware                                   52-1166660
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                   20706-2969
(Address of principal executive offices)                   (Zip Code)

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                            Bell Broadcasting Company
            (Exact name of each obligor as specified in its charter)

               Michigan                                    38-1537987
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                   20706-2969
(Address of principal executive offices)                   (Zip Code)

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                            Radio One of Detroit, LLC
            (Exact name of each obligor as specified in its charter)

                Delaware                                   38-1537987
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                   20706-2969
(Address of principal executive offices)                   (Zip Code)

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                            Radio One of Atlanta, LLC
            (Exact name of each obligor as specified in its charter)

                Delaware                                   52-1166660
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                   20706-2969
(Address of principal executive offices)                   (Zip Code)

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                                ROA Licenses, LLC
            (Exact name of each obligor as specified in its charter)

                Delaware                                   52-1166660
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                    20706-2969
(Address of principal executive offices)                    (Zip Code)

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                           Radio One of Charlotte, LLC
            (Exact name of each obligor as specified in its charter)

                Delaware                                   57-1103928
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                    20706-2969
(Address of principal executive offices)                    (Zip Code)

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                            Radio One of Augusta, LLC
            (Exact name of each obligor as specified in its charter)

                Delaware                                   52-1166660
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                    20706-2969
(Address of principal executive offices)                    (Zip Code)

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                           Charlotte Broadcasting, LLC
            (Exact name of each obligor as specified in its charter)

                 Delaware                                52-1166660
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                  20706-2969
(Address of principal executive offices)                  (Zip Code)

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                        Radio One of North Carolina, LLC
            (Exact name of each obligor as specified in its charter)

                 Delaware                                52-1166660
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                  20706-2969
(Address of principal executive offices)                  (Zip Code)

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                            Radio One of Boston, Inc.
            (Exact name of each obligor as specified in its charter)

                 Delaware                                52-2297366
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                  20706-2969
(Address of principal executive offices)                  (Zip Code)

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                        Radio One of Boston Licenses, LLC
            (Exact name of each obligor as specified in its charter)

                 Delaware                                52-2297366
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)

5900 Princess Garden Parkway, 7th Floor
              Lanham, MD                                  20706-2969
(Address of principal executive offices)                  (Zip Code)

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                        Blue Chip Merger Subsidiary, Inc.
            (Exact name of each obligor as specified in its charter)

               Delaware                                52-2334006
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                Identification No.)

5900 Princess Garden Parkway, 7th Floor
            Lanham, MD                                20706-2969
(Address of principal executive offices)              (Zip Code)

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                           Blue Chip Broadcast Company
            (Exact name of each obligor as specified in its charter)

                Ohio                                   31-1402186
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                Identification No.)

5900 Princess Garden Parkway, 7th Floor
            Lanham, MD                                20706-2969
(Address of principal executive offices)              (Zip Code)

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                          Blue Chip Broadcasting, Ltd.
            (Exact name of each obligor as specified in its charter)

                Ohio                                   31-1459349
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                Identification No.)

5900 Princess Garden Parkway, 7th Floor
            Lanham, MD                                20706-2969
(Address of principal executive offices)              (Zip Code)

                               ------------------

                      Blue Chip Broadcasting Licenses, Ltd.
            (Exact name of each obligor as specified in its charter)

                Ohio                                         31-1402186
  (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                        Identification No.)

5900 Princess Garden Parkway, 7th Floor
            Lanham, MD                                      20706-2969
(Address of principal executive offices)                    (Zip Code)

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                    Blue Chip Broadcasting Licenses II, Ltd.
            (Exact name of each obligor as specified in its charter)

                Nevada                                       31-1688377
  (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                        Identification No.)

5900 Princess Garden Parkway, 7th Floor
            Lanham, MD                                      20706-2969
(Address of principal executive offices)                    (Zip Code)

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                           Radio One of Indiana, L.P.
            (Exact name of each obligor as specified in its charter)

                Delaware                                     52-2359338
  (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                        Identification No.)

5900 Princess Garden Parkway, 7th Floor
            Lanham, MD                                      20706-2969
(Address of principal executive offices)                    (Zip Code)

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                            Radio One of Indiana, LLC
            (Exact name of each obligor as specified in its charter)

                Delaware                                     52-1166660
  (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                        Identification No.)

5900 Princess Garden Parkway, 7th Floor
            Lanham, MD                                      20706-2969
(Address of principal executive offices)                    (Zip Code)

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                            Radio One of Texas, L.P.
            (Exact name of each obligor as specified in its charter)

              Delaware                                           52-2359336
   (State or other jurisdiction of                           (I.R.S. Employer
    incorporation or organization)                           Identification No.)

5900 Princess Garden Parkway, 7th Floor
             Lanham, MD                                    20706-2969
(Address of principal executive offices)                   (Zip Code)

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                            Radio One of Texas I, LLC
            (Exact name of each obligor as specified in its charter)

              Delaware                                           52-2359328
   (State or other jurisdiction of                           (I.R.S. Employer
    incorporation or organization)                           Identification No.)

5900 Princess Garden Parkway, 7th Floor
             Lanham, MD                                    20706-2969
(Address of principal executive offices)                   (Zip Code)

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                           Radio One of Texas II, LLC
            (Exact name of each obligor as specified in its charter)

              Delaware                                           52-2359333
   (State or other jurisdiction of                           (I.R.S. Employer
    incorporation or organization)                           Identification No.)

5900 Princess Garden Parkway, 7th Floor
             Lanham, MD                                    20706-2969
(Address of principal executive offices)                   (Zip Code)

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                              Satellite One, L.L.C.
            (Exact name of each obligor as specified in its charter)

              Delaware                                      [To Be Applied For]
   (State or other jurisdiction of                           (I.R.S. Employer
    incorporation or organization)                           Identification No.)

5900 Princess Garden Parkway, 7th Floor
             Lanham, MD                                    20706-2969
(Address of principal executive offices)                   (Zip Code)

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                    8 7/8% Senior Subordinated Notes due 2011
                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                 Name                                       Address
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     Superintendent of Banks of the                   2 Rector Street,
     State of New York                                New York, N.Y. 10006, and
                                                      Albany, N.Y. 12203

     Federal Reserve Bank of New York                 33 Liberty Plaza,
                                                      New York, N.Y.  10045

     Federal Deposit Insurance Corporation            Washington, D.C. 20429

     New York Clearing House Association              New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


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     4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 18th day of January, 2002.

                                             THE BANK OF NEW YORK


                                             By:  /s/ Annette L. Kos
                                                  ------------------------------
                                                  Annette L. Kos
                                                  Authorized Signer


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                                    EXHIBIT 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                              Dollar Amounts
                                                                                                In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin......................................       $2,811,275
   Interest-bearing balances...............................................................        3,133,222
Securities:
   Held-to-maturity securities.............................................................          147,185
   Available-for-sale securities...........................................................        5,403,923
Federal funds sold and Securities purchased under
   agreements to resell....................................................................        3,378,526
Loans and lease financing receivables:
   Loans and leases held for sale..........................................................           74,702
   Loans and leases, net of unearned
     income................................................................................       37,471,621
   LESS: Allowance for loan and
     lease losses..........................................................................          599,061
   Loans and leases, net of unearned
     income and allowance..................................................................       36,872,560
Trading Assets                                                                                    11,757,036
Premises and fixed assets (including capitalized
   leases).................................................................................          768,795
Other real estate owned....................................................................            1,078
Investments in unconsolidated subsidiaries and
   associated companies....................................................................          193,126
Customers' liability to this bank on acceptances
   outstanding.............................................................................          592,118
Intangible assets
   Goodwill................................................................................        1,300,295
   Other intangible assets.................................................................          122,143
Other assets...............................................................................        3,676,375
                                                                                                 -----------
Total assets...............................................................................      $70,232,359
                                                                                                 ===========
LIABILITIES
Deposits:
   In domestic offices.....................................................................      $25,982,242
   Noninterest-bearing.....................................................................       10,586,346
   Interest-bearing........................................................................       15,395,242

   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs.................................      24,862,377
   Noninterest-bearing......................................         373,085
   Interest-bearing.........................................      24,489,292
Federal funds purchased and securities sold under
   agreements to repurchase.................................       1,446,874
Trading liabilities.........................................       2,373,361
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)................................       1,381,512
Bank's liability on acceptances executed and
   outstanding..............................................         592,804
Subordinated notes and debentures...........................       1,646,000
Other liabilities...........................................       5,373,065
                                                                 -----------
Total liabilities...........................................     $63,658,235
                                                                 ===========

Common stock................................................       1,135,284
Surplus.....................................................       1,008,773
Retained earnings...........................................       4,426,033
Accumulated other comprehensive income......................           4,034
Other equity capital components.............................               0
Total equity capital........................................       6,574,124
                                                                 -----------
Total liabilities and equity capital........................     $70,232,359
                                                                 ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                        Thomas J. Mastro,
                                    Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                   Directors
Alan R. Griffith

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